                                                                  EXHIBIT 99.13l

                                    FORM OF
                  AMENDMENT NO. 11 TO TRANSFER AGENCY AGREEMENT

     THIS AMENDMENT NO. 11 TO TRANSFER  AGENCY  AGREEMENT is made as of the 31st day of March, 2006, by and between each of the registered  investment  companies listed on Exhibit A, attached hereto (the "Companies"), as of the dates noted on such Exhibit A, and American Century  Services,  LLC  ("Services").  Capitalized
terms not otherwise  defined  herein shall have the meaning  ascribed to them in the Transfer Agency Agreement (defined below).

                                    RECITALS

     WHEREAS,  the  Companies  and  Services  are parties to a certain  Transfer
Agency  Agreement  dated  August 1,  1997,  as  amended  (the  "Transfer  Agency
Agreement"); and

     WHEREAS, American Century Investment Trust has added two new series, Select
Bond Fund and High-Yield Bond Fund (the "New ACIT Funds"); and

     WHEREAS, American Century Municipal Trust has added a new series, Long-Term
Tax-Free Fund (the "New ACMT Fund"  collectively  with New ACIT Funds,  the "New
Funds"); and

     WHEREAS,  Companies  and Services  now desire to amend the Transfer  Agency
Agreement to add the New Funds;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Exhibit A to the Transfer Agency Agreement is hereby amended by deleting the text thereof in its entirety  and  inserting in lieu  therefor the Exhibit A attached hereto.

     2. After the date hereof,  all references to the Transfer Agency  Agreement shall be  deemed to mean the  Transfer  Agency  Agreement,  as  amended  by this
Amendment No. 11.

     3. In the event of a conflict  between the terms of this  Amendment  No. 11 and the Transfer Agency  Agreement,  it is the intention of the parties that the terms of this Amendment No. 11 shall control and the Transfer  Agency  Agreement shall be interpreted on that basis. To the extent the provisions of the Transfer
Agency  Agreement  have not been amended by this  Amendment  No. 11, the parties hereby confirm and ratify the Transfer Agency Agreement.

     4. This Amendment No. 11 may be executed in two or more counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS WHEREOF,  the undersigned have executed this Amendment No. 11 as of the date first above written.

AMERICAN CENTURY SERVICES, LLC          AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
By:                                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
       -------------------------------  AMERICAN CENTURY GOVERNMENT INCOME  TRUST
Name:  Otis H. Cowan                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
Title: Vice President                   AMERICAN CENTURY TARGET MATURITIES TRUST
                                        AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

                                        By:
                                                --------------------------------------
                                        Name:   Charles A. Etherington
                                        Title:  Vice President of each of the Issuers

                                       A-2

                                    EXHIBIT A

            COMPANIES AND FUNDS COVERED BY TRANSFER AGENCY AGREEMENT

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REGISTERED INVESTMENT COMPANY AND FUNDS                           DATE
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AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
     California High-Yield Municipal Fund                    August 1, 1997
     California Intermediate-Term Tax-Free Fund              August 1, 1997
     California Limited-Term Tax-Free Fund                   August 1, 1997
     California Long-Term Tax-Free Fund                      August 1, 1997
     California Tax-Free Money Market Fund                   August 1, 1997

AMERICAN CENTURY GOVERNMENT INCOME TRUST
     Capital Preservation Fund                               August 1, 1997
     Ginnie Mae Fund                                         August 1, 1997
     Government Agency Money Market Fund                     August 1, 1997
     Inflation-Adjusted Bond Fund                            August 1, 1997
     Government Bond Fund                                    August 1, 1997
     Short-Term Government Fund                              August 1, 1997

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
     International Bond Fund                                 August 1, 1997

AMERICAN CENTURY INVESTMENT TRUST
     Prime Money Market Fund                                 August 1, 1997
     Diversified Bond Fund                                   August 1, 2001
     Premium Money Market Fund                               August 1, 2001
     High-Yield Fund                                         July 1, 2002
     Inflation Protection Bond Fund                          May 1, 2005
     Select Bond Fund                                        March 31, 2006
     High-Yield Bond Fund                                    March 31, 2006

AMERICAN CENTURY MUNICIPAL TRUST
     Arizona Municipal Bond                                  August 1, 1997
     Florida Municipal Bond Fund                             August 1, 1997
     Tax-Free Bond Fund                                      August 1, 1997
     High-Yield Municipal Fund                               March 9, 1998
     Tax-Free Money Market Fund                              August 1, 1997
     Long-Term Tax-Free Fund                                 March 31, 2006

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
     Equity Growth Fund                                      May 1, 2004
     Global Gold Fund                                        May 1, 2004
     Income & Growth Fund                                    May 1, 2004
     Small Company Fund                                      May 1, 2004
     Utilities Fund                                          May 1, 2004
     Long-Short Equity Fund                                  September 29, 2005
     Disciplined Growth Fund                                 September 29, 2005

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
     VP Inflation Protection Fund                            December 31, 2002

AMERICAN CENTURY TARGET MATURITIES TRUST
     Target 2005 Fund                                        August 1, 1997
     Target 2010 Fund                                        August 1, 1997
     Target 2015 Fund                                        August 1, 1997
     Target 2020 Fund                                        August 1, 1997
     Target 2025 Fund                                        August 1, 1997
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